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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 30, 2003

                         Commission File Number 0-23252

                            IGEN INTERNATIONAL, INC.

                           (Exact name of registrant)



          Delaware                                       94-2852543

     (State of organization)               (I.R.S. Employer Identification No)



               16020 Industrial Drive, Gaithersburg Maryland 20877

              (Address of principal executive offices and zip code)



                                 (301) 869-9800

                         (Registrant's telephone Number)



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Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2003, IGEN International, Inc. ("the Company") reported its financial results for the first quarter ended June 30, 2003. The Company's press release, dated July 30, 2003, is attached as Exhibit 99.1.



Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following Exhibits are included with this Report:

         Exhibit 99.1 Press Release dated July 30, 2003 regarding first quarter financial results.











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                                   Signatures

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     IGEN International, Inc.

                                     By: /s/ George V. Migausky
                                     --------------------------
                                     George V. Migausky
                                     Vice President Chief Financial Officer


Dated:   July 30, 2003